Investor presentation 42nd Annual j.p. morgan healthcare conference monday, January 8, 2024 Nasdaq: ATRA Exhibit 99.1

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Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.  Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Atara's own internal estimates and research. 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First Company to Obtain Regulatory Approval for an Allogeneic T-cell Immunotherapy EbvalloTM Approved by EMA in December 2022; BLA submission expected in Q2 2024 Expanded global tab-cel® partnership with Pierre Fabre closed in December 2023 Near-Term Milestones with ATA3219, Allogeneic CD19 CAR T Cell Incorporating Clinically-Validated Technologies Lupus nephritis IND filing anticipated Q1 2024 IND cleared in relapsed/refractory B-cell NHL with initial clinical data anticipated H2 2024  Focused Operational Activities and Associated Strategic Restructuring Extends Cash Runway into 2027 ATARA IS THE FIRST TO DELIVER ON THE TRANSFORMATIVE POTENTIAL OF ALLOGENEIC T-CELL THERAPY

Expanded Global Tab-cel® Partnership with Pierre Fabre Laboratories Closed in December 2023

Pierre Fabre Laboratories license for tab-cel global development, manufacturing and commercialization, with **up to $640 million** in potential consideration and **significant double-digit tiered royalties**

Atara received **~$27 million** in upfront cash and initial inventory purchases at closing (Dec 2023), and will receive additional **$100 million** in potential regulatory milestones through BLA approval

Pierre Fabre + Atara Bio®

Substantially all tab-cel® **clinical, regulatory and manufacturing activities planned to transfer to Pierre Fabre Laboratories** at time of BLA transfer

Pierre Fabre Laboratories to **reimburse Atara for tab-cel global development costs** through BLA approval, and **purchase current and future tab-cel inventory** through BLA transfer

Partnership will expand reach of tab-cel's life-saving potential to patients worldwide and provide future revenues for Atara

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Atara Bio®

Tab-cel BLA Submission on Track for Q2 2024 Based on Strong Clinical File Latest Phase 3 ALLELE data cut analysis reinforces confidence in tab-cel BLA filing package 49% ORR (p<0.0001) in patient population aligned with intended U.S. label Favorable and consistent safety profile Other findings consistent with previous results, including DOR and estimated OS Separate pooled analysis including patients from ongoing tab-cel multicohort EBVision trial presented at ESMO-IO1 77.8% ORR in 18 EBV+ CNS PTLD patients, including first line PTLD setting Long-term survival, and favorable and consistent safety profile 1Annals of Oncology (2023) 20 (suppl_1): 100520-100520. 10.1016/iotech/iotech100520 ORR – Objective Response Rate; DOR – Durability of Response; OS – Overall Survival

Allogeneic EBV T-Cell Next-gen Allogeneic CAR T The Only Allogeneic T-cell Platform With an Approved Product Designed to target root cause of EBV-driven diseases No gene editing of the TCR Minimal HLA matching required Favorable safety profile Robust manufacturing process Retains beneficial features of EBV T-cell with no gene editing of TCR CAR-targeted activity and can be modified to express dual targets and/or engineered to armor CAR T Leverages novel CD3ζ signaling domain (1XX) with more physiologic levels of T-cell signaling EBV T Cell CAR T Chimeric Antigen Receptor EBV TCR EBV TCR CAR Manufacturing Viral Vector Healthy Donor Cells EBV = Epstein-Barr Virus; HLA = Human Leukocyte Antigen; CAR = Chimeric Antigen Receptor; TCR = T-cell Receptor Tab-cell® (EbvalloTM) is only approved in the European Union

Strategic Focus on Allogeneic CAR T Programs for Heme Malignancies and Various Autoimmune Conditions



ATA3219

CD19 CAR – IND Cleared in NHL and IND for Lupus in Q1'24

ATA3431

CD19 / 20 CAR – IND-enabling studies

Hematological Malignancies

Develop best-in-class allogeneic programs for NHL and B-cell malignancies

B-cell Driven Autoimmune Diseases

Establish promise of allogeneic CAR T across autoimmune diseases, starting in Lupus Nephritis

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Atara's Allogeneic CAR T Platform is Differentiated and has Potential to be Best-in-Class

Atara's Allogeneic CAR T Platform

Persistence: Endogenous TCR

Safety: Minimal HLA matching

Durability: Less differentiated phenotype of unedited T cells


EBV TCR
MHC
Novel 1XX costimulatory domain
ScFv

Expansion and persistence: 1XX, no genetic editing or stealth approaches

Objective is to deliver deep and durable clinical responses with a well-tolerated product profile

Other Allogeneic CAR T Platforms

	CAR Aβ T (gene-edited)	CAR-NK	CAR γδ
Safety	Safer than auto CAR T Some require high and prolonged lymphodepletion		
Expansion	Moderate	Minimal; high dose needed	Minimal
Persistence	~3-4 weeks	< 3 weeks	Suboptimal
Durability	Moderate	Suboptimal	Suboptimal

Aβ – alpha beta; NK = natural killer; γδ – gamma delta

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1. Park, JH et al. Poster 163A. ASH 2022. 2. Curran KJ, et al. ASH 2023. 3. Barba, P et al. Poster 439. ASH 2022. 9 Clinical Validation From Industry Leaders  Substantiates Key Attributes of Our Allogeneic CAR T Platform TAK-940 CD19 auto CAR T with 1XX Dose level 1 (25M) resulted in ORR 89%, CR 78% (n=9)1 Memorial Sloan Kettering Allogeneic EBV CD19 CAR T  Overall survival up to 3 years in post-transplant patients2 YTB323 Stem-enriched auto CD19 CAR T 69% durable CRs at 6 months (DL2 – 12.5M, n=30)3 1 2 3 Less differentiated T Cells Durability 1XX signaling domain Expansion and persistence Endogenous TCR & minimal HLA matching Persistence and safety

Our Allogeneic CAR T Cell Programs Incorporates Clinically Validated Technologies

ATA3219 (CD19 CAR)



EBV
TCR
Partially
Matched MHC
CD19
ScFv
Novel 1XX
costimulatory domain

Target:
CD19+ B-cell malignancies, Autoimmune

ATA3431 (CD19 / 20 CAR)



Partially
Matched MHC
EBV
TCR
CD19/
CD20
ScFv
Novel 1XX
costimulatory domain

Target:
CD19/CD20+ B-cell malignancies, Autoimmune

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ATA3219 in NHL: Opportunity To Compete With a Differentiated Profile Given Limitations With Other CD19-Targeted Therapies

Unmet Need Despite Approved Auto CAR T

Access challenges for auto CAR T

Only ~10-20% of DLBCL patients receive autologous CD19 CAR T today, despite being eligible[1,2]


~15,000
CD19 CAR T-cell addressable patients in 2L+ DLBCL in U.S.[1,2]
10-20%
30-40%

Durability challenges for auto CAR T

Only ~30-40% of those who receive autologous CD19 CAR T therapy have durable response at 6 months[3†]

Bispecifics & Allo CAR T Yet to Deliver

Efficacy and safety challenges for bispecifics

Products entering the market, however questions on level of adoption given risk/benefit profile

Durability and persistence challenges for allogeneic CD19 CAR cell therapy

Limited durability of remission with no clinically superior platform

[1]2023 Clarivate™, [2]GlobalData, [3]Atallah-Yunes, SA, et al. (2022).
Note: Estimates for 2022 do not include full impact of ongoing 2nd Line CAR T utilization. †Estimate derived from PIs of approved auto CART; includes reported and extrapolated information. RHS – press searches

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ATA3219 in NHL: IND Cleared and Phase 1 Study Commencing for Atara's First Allogeneic CAR T


EBV
TCR
Partially
Matched
MHC
2
3
1
CD19
ScFv
Novel 1XX
costimulatory
domain

ATA3219: Next-generation off-the-shelf, allogeneic CD19-1XX CAR+ EBV T cell incorporates multiple clinically-validated technologies

1. 1XX signaling domain **associated** with **favorable** response rates, **durability**, and **safety**[1]
2. **Retention** of the well-defined, **endogenous** TCR, essential for the **longevity of the response**[2]
3. **Less differentiated** T-cell phenotype clinically correlated to **improved and durable** clinical responses[3]

Proof-of-principle: An academic clinical study of an earlier-generation allogeneic CD19 targeted CAR EBV T-cell construct showed overall survival of up to three years in 12 patients with relapsed/refractory B-cell malignancies after hematopoietic cell transplant[4]

ATA3219 pre-clinical data demonstrated long-term *in vivo* expansion, polyfunctional phenotype, and efficient targeting of CD19 expressing tumor cells with low alloreactivity[5]

1. Park, JH et al. Poster 163A. ASH 2022. 2. Stenger D, et al. Blood 2020. 3. Barba, P et al. Poster 439. ASH 2022. 4. Shahid, S et al. Poster presented at ASH; 2023. 5. Pham, C, et all. Abstract presented at Transplantation & Cellular Therapy (TCT) Meetings; 2023.

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ATA3219 in NHL: Potential "Best-in-Class" Profile as Pre-Clinical Data Supports Superior Persistence and Anti-Tumor Efficacy  Pham, C, et al. Abstract presented at Transplantation & Cellular Therapy (TCT) Meetings; 2023 Note: T-cell infusion on day 3 day after tumor implantation (day 0); infusion timepoint represented as a vertical line on the center graph. Less differentiated T Cells for ATA3219 Longer persistence in tumor model versus auto CD19 CAR benchmark1 Superior anti-tumor efficacy versus auto CD19 CAR benchmark1 Nalm6 model ATA3219 Auto Benchmark PBS NTD Days post-tumor implantation Percent survival 0 1 0 2 0 3 0 4 0 5 0 6 0 0 5 0 10 0 VCN normalized to input Auto CD19 CAR Benchmark ATA3219 Percent survival CCR7 CD45RO Nalm6 model

ATA3219 in Autoimmune: In a Field With Growing Momentum, Atara is Rapidly Advancing in Lupus Nephritis

Rationale for CD19 CAR T in Lupus Nephritis

Unmet Need

- High unmet medical need in Lupus Nephritis; standard of care and approved products have limited efficacy

Proof of Concept

- Compelling validation from autologous CAR T academic study (8/8 patients with >1 year post CAR T cell infusion attaining remission in Lupus[1]) and emerging industry data

Novel Approach

- No B-cell targeted allogeneic product clinical data in Lupus or autoimmune disease yet

ATA3219 is Well Positioned

Safety

- Limited non-specific activity in Lupus model
- No gene editing required – significant safety experience in more than 500 patients across diseases with allogeneic EBV T cells
- 1XX designed to be less inflammatory

Efficacy

- Robust and specific B cell depletion in Lupus model, with associated cytokine response
- Less differentiated phenotype and 1XX drive cellular fitness
- Potential to enable rapid & deep B-cell depletion

Timeline

- Planned IND in Lupus Nephritis in Q1' 24

Numerous other autoimmune conditions could potentially benefit from ATA3219

1. Blood (2023) 142 (Supplement 1): 220.

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ATA3431: Off-the-Shelf Allogeneic CD19/CD20 CAR T Program Progressing With IND-Enabling Studies


Partially Matched MHC
EBV TCR
CD19/CD20 ScFv
Novel 1XX costimulatory domain

- Targeting CD19 and CD20 **reduces probability of relapse** due to CD19 antigen loss, hypothesized to be a major cause of treatment resistance or disease relapse after CD19 CAR T treatment
- Targeting CD19 and CD20 provides **potential incremental efficacy benefit** and 1XX co-stimulation for **enhanced persistence**
- Autologous CD19/CD20 dual CAR T has shown **promising efficacy** and **safety** in clinical trials (IMPT-314)
- ATA3431 preclinical data demonstrates a competitive profile based on **potent** antitumor activity, **long-term** persistence, and **superior** tumor growth inhibition

Positive preclinical data presented at American Society of Hematology meeting in December 2023[1]

Cha, S et al. Poster 4800. ATA3431: Allogeneic CD19/CD20 Bispecific CAR EBV T Cells for the Treatment of B-Cell Malignancies. ASH 2023.

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ATA3431: Compelling Proof-of-Concept and Competitive Profile

Greater Anti-Tumor Efficacy vs CD19/CD20 Autologous Benchmark

Challenging CD19^{low} / CD20^{+} Raji model



Tumor Burden (BLI; photon/s)
10¹⁰
10⁹
10⁸
10⁷
10⁶
10⁵
0
10
20
30
40
50
60
70
Days post tumor implant
ATA3431
Auto benchmark
NTD
PBS



Percent Survival
100
50
0
0
10
20
30
40
50
60
70
Days post tumor implant
ATA3431
Auto benchmark
NTD
PBS

ATA3431 advancing into IND-enabling studies

Cha, S et al. Poster 4800. ATA3431: Allogeneic CD19/CD20 Bispecific CAR EBV T Cells for the Treatment of B-Cell Malignancies. ASH 2023.

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Differentiated Allogeneic T-Cell Immunotherapy Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Next Milestone
Tab-cel® or Ebvallo™ (tabelecleucel)	RR EBV+ PTLD following HCT and SOT	EBV	ALLELE Study				EU Approved	**Q2 2024:** BLA submission expected
	Multi-Cohort (Label-Expansion): EBV+ cancers[1]	EBV	EBVision Study					Ongoing enrollment
ATA3219 (Allogeneic)	B-cell malignancies, including NHL	CD19						**H2 2024:** Preliminary NHL Phase 1 clinical data expected
	Autoimmune disease, including Lupus Nephritis	CD19						**Q1 2024:** planned IND submission
ATA3431 (Allogeneic)	B-cell malignancies	CD19/CD20						Advancing into IND-enabling studies
	Autoimmune disease	CD19/CD20						
ATA188	Progressive MS	EBV[2]	EMBOLD Study					Evaluating strategic options

Excluding Ebvallo™ in EU, these investigational agents are not approved by any regulatory agencies and efficacy and safety have not been established.
EBV+ PTLD: EBV-Associated Post-Transplant Lymphoproliferative Disease; RR: rituximab relapsed/refractory; HCT: allogeneic hematopoietic cell transplant; SOT: solid organ transplant; NHL: non-Hodgkin's lymphoma
Atara has entered into an agreement with Pierre Fabre to commercialize Tab-cel® for EBV+ cancers worldwide
Other programs: EBV vaccine and other solid tumor programs
(1) Phase 2 multi-cohort initiated in Q3 2020, with possible indications including EBV+ PTLD with CNS involvement, EBV+ PID/AID LPD, and other potential EBV-associated diseases
(2) Targeted antigen recognition technology; Phase 2 Randomized Controlled Trial

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Thank You Nasdaq: ATRA